Summary Prospectus	May 1, 2016 (As revised October 1, 2016)
AMG Yacktman Special Opportunities Fund

Class I: YASSX (formerly Service Class)	Class Z: YASLX (formerly Institutional Class)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated May 1, 2016, as supplemented July 28, 2016, September 2, 2016 and September 30, 2016, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG Yacktman Special Opportunities Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
	Class I	Class Z
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable, within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class Z
Management Fee[1,2]	0.95%	0.95%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[1]	0.80%	0.78%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.76%	1.74%
Fee Waiver and Expense Reimbursements[3,4]	(0.50)%	(0.50)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[3,4]	1.26%	1.24%
[1]	Expense information has been restated to reflect current fees.
[2]	Effective July 1, 2015, the Fund began paying a monthly investment management fee consisting of a base fee, plus or minus an adjustment based on the Fund’s performance relative to the MSCI ACWI All Cap Index (net) over the immediately preceding rolling 12 months. The base fee is calculated at an annual rate of 1.37% of the Fund’s average daily net assets for the month. The performance adjustment for each month ranges from an annual rate of -0.75% to +0.75% and is multiplied by the Fund’s average monthly net assets for the prior rolling 12 months.
[3]	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
[4]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2018, to waive investment management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of investment management fees, administrative fees, shareholder servicing fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts), distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, dividends payable with respect to securities sold short, and extraordinary expenses) of the Fund to an annual rate of 0.12% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated by mutual agreement of the Investment Manager and the AMG Funds’ Board of Trustees, in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund. For purposes of this contractual expense limitation, “investment management fees” includes any performance adjustments.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2018. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$128	$505	$907	$2,032
Class Z	$126	$499	$897	$2,010
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund had a portfolio turnover rate of 30% of the average value of its portfolio.
Principal Investment Strategies
In pursuing the objective of long-term capital appreciation, the Fund employs a value-oriented investment approach. The Fund’s investment strategy consists of purchasing securities where Yacktman Asset Management LP (“Yacktman” or the “Subadvisor”) believes the current market price offers a meaningful discount to intrinsic value (with value measured on an absolute basis, rather than on a relative basis to the broader market).
The Subadvisor employs a fundamental, bottom-up selection process. The Subadvisor’s fundamental analysis consists of examining such factors as a company’s history, business model,

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AMG Yacktman Special Opportunities Fund SUMMARY PROSPECTUS

earnings potential, management team, and industry position. Typical investments will often contain, but not be limited to, the following factors:
•	Businesses the Subadvisor believes have a durable competitive position exhibited by high market share, profitability or returns on capital
•	Management teams with a track record of strong execution and rational capital allocation
•	Low purchase price in relation to a company’s asset value, earnings potential or cash generation ability
Securities are purchased when the Subadvisor believes they offer an attractive forward rate of return, after adjusting for business quality and risk. Investments are generally sold when the Subadvisor believes the price of the security meets or exceeds its intrinsic value, the Subadvisor’s investment criteria are no longer met, or the Subadvisor believes more attractive investments become available.
The Fund invests primarily in domestic and foreign equity securities, including emerging market securities, of any market capitalization range. The Fund, however, may also invest in domestic and foreign debt securities. The Fund is not precluded from investing in a growth stock if the Subadvisor believes such security otherwise meets its investment criteria.
The Fund’s investments in equity securities may include common stocks, preferred stocks, convertible preferred stocks, warrants, options, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other depositary receipts of non-U.S. listed companies.
The Fund’s investments in debt securities may include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities and debt securities below investment grade (high yield or junk bonds). The Fund may invest up to 20% of its assets in such debt securities, including junk bonds, in any proportion provided that the total invested does not exceed the 20% threshold at the time of investment.
At times, depending on market and other conditions, and at the discretion of the Fund’s Subadvisor, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. The Fund is non-diversified.
For hedging and investment purposes, the Fund may engage in short sales of securities, including short sales of securities the Fund does not own.
The Subadvisor will generally not hedge the Fund’s currency exposure. However, the Subadvisor may hedge a portion of the Fund’s currency exposure on a selective basis as it deems appropriate to reduce currency risk with respect to specific securities transactions or currencies. In doing so, the Subadvisor may use derivatives such as foreign exchange forwards and/or foreign currency options or similar instruments.
Under normal market conditions, the majority of the Fund’s assets will be allocated to equity securities. However, the Fund may not be fully invested at all times, and may often hold a portion of total assets in cash and cash equivalents, which at times may be significant. The Fund’s cash level at any point typically relates to the Subadvisor’s individual security selection, and therefore will be a function of the number of opportunities that meet the Subadvisor’s investment criteria.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Derivatives Risk— the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates, or indices, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.
Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

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AMG Yacktman Special Opportunities Fund SUMMARY PROSPECTUS

Hedging Risk—there is no guarantee that hedging strategies will be successful.
High Yield Risk—below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Micro-Capitalization Stock Risk—the stocks of micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.
Performance-Based Fee Risk—the prospect of a positive or negative performance adjustment may create an incentive for the Fund’s portfolio manager to take greater risks with the Fund’s portfolio. In addition, because performance adjustments are based upon past performance, a shareholder may pay a higher or lower management fee for performance that occurred prior to the shareholder’s investment in the Fund.
Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials sector currently, and may in the future, comprise a significant portion of the Fund's portfolio.  The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.
Short Sales Risk—a short sale of a security involves the theoretical risk of unlimited loss because of potential unlimited increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
Because the Fund’s Class I shares (formerly Service Class shares, which were renamed Class I shares on October 1, 2016) have not operated for a full calendar year, performance history for this share class is not available. Class I shares would have similar annual returns as Class Z shares (formerly Institutional Class shares, which were renamed Class Z shares on October 1, 2016) because both classes are invested in the same portfolio of securities. However, Class I shares are subject to different expenses than Class Z shares, and Class I share performance would vary to that extent.
To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.

AMG Funds	3

AMG Yacktman Special Opportunities Fund SUMMARY PROSPECTUS

Calendar Year Total Returns as of 12/31/15 (Class Z)
Best Quarter: 0.33% (4th Quarter 2015)
Worst Quarter: -13.68% (3rd Quarter 2015)
Average Annual Total Returns as of 12/31/15
AMG Yacktman Special Opportunities Fund	1 Year	Since Inception[1]
Class Z Return Before Taxes	-14.22%	-12.96%
Class Z Return After Taxes on Distributions	-15.38%	-13.76%
Class Z Return After Taxes on Distributions and Sale of Fund Shares	-7.58%	-9.97%
MSCI ACWI All Cap Index (net) (reflects no deduction for fees, expenses, or taxes)	-2.16%	-2.97%
[1]	Performance shown reflects performance since the inception date of the Fund’s Class Z on June 30, 2014.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
Yacktman Asset Management LP
Portfolio Manager
Adam P. Sues
Portfolio Manager of the Fund since the commencement of the Fund.
Buying and Selling Fund Shares
Initial Investment Minimum
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class I (all accounts): $100
Class Z (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	AMG Funds